Exhibit 24


                                POWER OF ATTORNEY

         I hereby appoint Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1999 and any amendment with such attorney-in-fact may deem appropriate or necessary.


                                     Signature:  /s/Michael T. Chalifoux
                                     Print Name:  Michael T. Chalifoux
                                     Title: Executive Vice President,
                                            Chief Financial Officer
                                            And Corporate Secretary




                                                                      Exhibit 24


                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1999 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature:  /s/Richard N. Cooper
                                     Print Name:  Richard N. Cooper
                                     Title: Director




                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1999 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature:  /s/Barbara S. Feigin
                                     Print Name:     Barbara S. Feigin
                                     Title: Director




                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1999 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature:  /s/James F. Hardymon
                                     Print Name:    James F. Hardymon
                                     Title: Director




                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1999 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature:  /s/Robert S. Jepson Jr.
                                     Print Name:    Robert S. Jepson Jr.
                                     Title: Director



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                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1999 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature:  /s/Hugh G. Robinson
                                     Print Name:    Hugh G. Robinson
                                     Title: Director




                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1999 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature:  /s/Walter J. Salmon
                                     Print Name:    Walter J. Salmon
                                     Title: Director





                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1999 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature:  /s/Mikael Salovaara
                                     Print Name:    Mikael Salovaara
                                     Title: Director




                                                                      Exhibit 24


                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1999 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature:  /s/John W. Snow
                                     Print Name:    John W. Snow
                                     Title: Director

                                                                      Exhibit 24



                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1999 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature:  /s/Edward Villanueva
                                     Print Name:    Edward Villanueva
                                     Title: Director





                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1999 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature:  /s/Alan Wurtzel
                                     Print Name:    Alan Wurtzel
                                     Title: Vice-Chairman